Exhibit 32-1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350, AS

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Interim Chief Executive Officer and Chief Financial  Officer of Cellceutix Corporation, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)	the Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the such Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Cellceutix Corporation

CELLCEUTIX CORPORATION

Date: February 13, 2013	By:	/s/ Leo Ehrlich
Leo Ehrlich
Interim Chief Executive Officer, Chief Financial Officer,

Chairman of the Board of Directors
(Principal Executive, Accounting and Financial Officer)